                                                                    EXHIBIT 10.1


           FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                 This Agreement is made and entered into as of this 5th day of March, 1996, among SCC COMMUNICATIONS CORP., a Delaware corporation (the "Company"), and certain undersigned holders (the "Holders") of the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock.


                                    RECITALS


                 A. Certain of the Holders and the Company are parties to the Third Amended and Restated Registration Rights Agreement dated April 27, 1994 (the "Existing Registration Agreement").

                 B. Certain of the Holders and the Company are parties to a certain Series F Convertible Preferred Stock Purchase Agreement of even date herewith and as it may be amended from time to time (the "Purchase Agreement"), whereby such Holders were issued shares of the Company's Series F Convertible Preferred Stock.

                 C. It is a condition to the willingness of such Holders to enter into the Purchase Agreement that the Company and the Holders amend and restate the Existing Registration Agreement.

                 D. The Holders are willing to have all of their rights with respect to registration of their Registrable Securities (as defined below) under the Securities Act of 1933 governed by this Fourth Amended and Restated Registration Rights Agreement, and hereby agree to the amendment and restatement of the Existing Registration Agreement.


                                   COVENANTS


                 NOW THEREFORE, in consideration of the above recitals and the mutual promises contained herein, the parties hereto agree as follows:
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1.       REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                 (a) Certain Definitions. As used in this Section 1, the following terms shall have the following respective meanings:

                          "Blue Sky laws" shall mean the securities regulation
laws of any political subdivision of the United States.

                          "Commission" shall mean the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

                          "Holder" shall mean any holder of Registrable
Securities. For purposes of Section 1(g) entitled "Indemnification," "Holder" includes each of the Holder's officers, directors, general partners, limited and general partners of such general partners, and each person controlling the Holder.

                          "Initiating Holders" shall mean, unless otherwise
provided, the holders of at least a majority of the aggregate of all the outstanding Registrable Securities requesting a registration under Section 1(d) below.

                          The terms "register," "registered" and "registration"
refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                          "Registrable Securities" means (i) any shares of the
Company's Common Stock, $.001 par value (the "Common Stock") issued or issuable upon conversion of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock; and (ii) any other securities issued with respect to any of the above securities by way of dividends, stock-splits, recapitalization, merger, consolidation or other reorganization. Registrable Securities do not include any of the above securities which have been registered pursuant to a registration statement under the Act and sold pursuant thereto or which may be sold pursuant to Rule 144(k).

                          "Registration Expenses" shall mean all expenses
incurred by the Company in complying with this Agreement, including, by way of illustration only and without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses not included in Selling Expenses, the expense of any audits or financial statement reviews incident to or required by any such registration (including the expense of any cold comfort letters), and Blue Sky fees and expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).


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                          "Securities Act" shall mean the Securities Act of
1933, as amended.

                          "Selling Expenses" shall mean the underwriting
discounts and selling commissions applicable to the sale of Registrable Securities.

                 (b) Limitations on Disposition. The Holder of each certificate representing Registrable Securities, by accepting those securities, agrees to comply in all respects with the following provisions:

                          (1)     Prior to any proposed disposition of any
Registrable Securities (other than under circumstances described in Sections 1(c) and 1(d) below), the Holder of those Registrable Securities shall give written notice to the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; provided, however, that the Holder need not provide such notice with respect to Registrable Securities for which the Company has previously issued unlegended certificates.

                          (2)     Except with respect to transactions not
involving a change in beneficial ownership or transactions involving the distribution without consideration of Registrable Securities by any of the Holders to any of its partners, retired partners, or any estate of its partners or retired partners, or transfer by gift, will or intestate succession by any partner to his spouse or lineal descendants or ancestors, or to any stockholder, affiliate or affiliated venture capital partnership, such notice shall, if reasonably requested by the Company, also be accompanied by a written opinion of legal counsel (who shall be reasonably satisfactory to the Company and its counsel) stating that the proposed disposition of the Registrable Securities may be effected without registration under the Act and without blue sky qualification. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                          (3)     Having satisfied Subsection 1(b)(2) above,
the Holder of such Registrable Securities shall be entitled to transfer the Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.

                          (4)     Each certificate evidencing the Registrable
Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially in the following form in addition to any legend required under applicable state securities laws:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH STOCK MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED, UNLESS THERE IS AN


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               EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH
               SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR ITS SUCCESSOR RULE UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHO IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

The Company shall remove such restrictive legend upon the request of any Holder if (i) the Company has received an opinion of counsel who is reasonably acceptable to it and its counsel to the effect that registration of any and all future transfers is not required, (ii) an appropriate registration statement with respect to such Registrable Securities has been filed by the Company with the Commission and been declared effective by the Commission, or (iii) such transfer may be made in compliance with the requirements of Rule 144 or its successor. In these events, the Company shall cause new certificates without the above legend to be issued promptly to the Holder in exchange for outstanding legended certificates.

                 (c)      Company Registration.

                          (1)     Notice and Piggyback Rights.  If at any time
the Company  shall decide to register any of its securities, the Company shall:

                                  A.       promptly give to each Holder written
notice of the registration (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky laws); and

                                  B.       include in such registration (and
any related Blue Sky qualification or other compliance reasonably requested by Holders in order to sell such securities), and in any underwriting involved, all the Registrable Securities specified in a written request, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Subsection 1(c)(2) below.


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                 The provisions of this subsection do not apply to any of the following: (i) a registration on any registration form which would not permit secondary sales by a Holder, (ii) a registration which relates solely to employee benefit plans, or (iii) a registration which relates solely to a Commission Rule 145 transaction.

                          (2)     Underwriting; Limits.  If the registration of
which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 1(c)(1). All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by the Company. Notwithstanding any other provision of this Section (c), if the underwriter determines that marketing factors require a limitation of the amount of securities to be registered, the Company shall include in such registration, prior to the inclusion of any other securities which are not Registrable Securities (except those held by the Company), the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective Holders on the basis of the amount of Registrable Securities requested to be registered by each Holder. In any event, all limitations on the number of Registrable Securities to be included in the applicable underwriting shall be pro rata with respect to the number of Registrable Securities requested to be registered as between Holders as of the date of the notice provided pursuant to Subsection 1(c)(1)(A). If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter within five (5) days after receipt of such notice, and any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from registration.

                 (d)      Registration at the Request of the Holders.

                          (1)     Two Requests; Mechanics.  At any time after
the effective date of the Company's initial public offering, Initiating Holders may, upon delivery of written notice to the Company specifying this Section 1(d), require the Company to use its best efforts to prepare and file a registration statement and other qualifications or compliances with respect to all or part of the Registrable Securities; provided, however, that for the second request for registration under this Section 1(d)(1), Initiating Holders shall mean the holders of at least 30% of the Registrable Securities.

                 In the event of such a request, the Company shall:

                                  A.       Promptly give written notice of the
proposed registration, qualification, or compliance to all other Holders.

                                  B.       Use its diligent best efforts to
file as soon as practicable, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders, all such registrations, qualifications, and compliances as may be so requested and as would facilitate the sale and distribution of all or such portion of the Holders' Registrable Securities as are specified in their request.


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                                  C.       Include in such registrations,
qualifications, and compliances the Registrable Securities of any Holders who ask in writing, within thirty (30) days after receipt of notice under Subsection 1(d)(1)(A), to join in such request.

                                  D.       The Company may be required to
prepare, file, and keep effective a registration statement under this Section 1(d) on no more than two (2) occasions.

                          (2)     Exceptions.  The Company shall not be
obligated to effect any registration, qualification, or compliance requested by a Holder with respect to a proposed distribution of Registrable Securities by a Holder under this Section 1(d):

                                  A.       if the Company has not previously
effected an initial public offering; or

                                  B.       in any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance; or

                                  C.       within six (6) months following the
effective date of any public offering to the general public of the Company's securities for its own account, or

                                  D.       the Company has effected two (2)
such registrations pursuant to this Section 1(d) and such registrations have been declared and ordered effective.

                 If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement under this Section 1(d) shall be deferred for a period during which such filing of a registration statement would be seriously detrimental, provided that this period will not exceed ninety (90) days, and provided further that the Company shall not defer its obligations in this manner more than once in any twelve-month period.

                          (3)     Underwriting.  If the Initiating Holders
intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1(d).

                                  A.       The Company shall include such
information in the written notice referred to in Subsection 1(d)(1)(A).



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                                  B.       The Initiating Holders shall
negotiate with an underwriter selected by the Initiating Holders and reasonably approved by the Company, with regard to the underwriting of the requested registration. But if a majority in interest of the Initiating Holders have not agreed with the underwriter as to the terms and conditions of the underwriting within ten (10) days following commencement of such negotiations, a majority in interest of the Initiating Holders may select another underwriter of their choice.

                                  C.       The right of any Holder to include
his Registrable Securities in a registration pursuant to Section 1(d) shall be conditioned upon the Holder's participation in such underwriting, on the terms and conditions of such underwriting and upon the inclusion of the Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder).

                                  D.       The Company shall (together with all
Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by a majority in interest of the Initiating Holders.

                                  E.       Notwithstanding any other provision
of this Section 1(d), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all holders of Registrable Securities. The Company shall then include in such registration, prior to the inclusion of any other securities which are not Registrable Securities, the number of shares of Registrable Securities that the underwriter believes may be included in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held at that time by such Holders.

                                  F.       If any Holder of Registrable
Securities disapproves of the terms of the underwriting, he may elect to withdraw from the underwriting by written notice to the Company, the underwriter and the Initiating Holders within five (5) days of notice to such Holder of the terms of the underwriting. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from the underwriting shall be withdrawn from the registration.

                          (4)     Form S-3.  The Company shall use its best
efforts to qualify for registration on Form S-3 (including any equivalent successor form) after one (1) year from the effective date of its first registration statement filed with the Commission.

                                  A.       After the Company has qualified for
the use of Form S-3, Holders of Registrable Securities shall have the right to request an unlimited number of registrations on Form S-3, provided that the Registrable Securities requested to be so registered shall represent Registrable Securities having an anticipated market value of no less than $500,000. Such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders.



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The Company shall not  be required to effect a registration pursuant to this paragraph within 90 days of the effective date of any registration referred to in Section 1(c) and Subsection 1(d)(1) or of the last registration effected pursuant to this Subsection 1(d)(4).

                                  B.       The Company shall give written
notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Subsection 1(d)(4) and shall provide a reasonable opportunity for other Holders to participate in the registration. If the registration is for an underwritten offering, the terms of Subsection 1(d)(3) shall apply to all participants in such offering.

                                  C.       The Company will use its best
efforts to effect promptly the registration and qualification for sale of all shares of Registrable Securities on Form S-3 to the extent requested by the Holders for purposes of disposition.

                 (e)      Expenses of Registration.

                          (1)     Registration Expenses.  All Registration
Expenses incurred in connection with registration, filing, qualification, and compliance under Section 1(c) and 1(d)(4) and both registrations under Section 1(d)(1) shall be borne by the Company provided that Holders of securities being registered pursuant to Section 1(c) agree that they will pay (on a pro rata basis among those Holders selling Registrable Securities in a particular state) all Blue Sky fees associated with the registration of Registrable Securities in those states in which the Company is not otherwise registering or qualifying shares of its stock for sale in such registration.

                          (2)     Selling Expenses.  All Selling Expenses
incurred in connection with these transactions shall be borne by the Holders of the securities so registered pro rata on the basis of the amount of Common Stock so registered.

                          (3)     Legal Expenses.  Each Holder shall bear its
own expenses, if any, for the fees and disbursements of counsel to such Holder incurred in connection with these transactions, except that the Company will pay for one special counsel to Selling Holders in connection with one registration effected under Section 1(d)(1).

                          (4)     Ineffective Requested Registration.  The
Company shall not be required to pay any Registration Expenses if the registration statement does not become effective as a result of the withdrawal of a request for registration by the Initiating Holders pursuant to Subsection 1(d)(1), which withdrawal was not caused by the Company's failure to comply with applicable registration requirements and regulations, or by the Company's failure to disclose to Initiating Holders information about the existence of a Material Adverse Event (as that term is defined in the Purchase Agreement). In such case, the Initiating Holders shall bear such Registration Expenses pro rata on the basis of the number of shares of each Initiating Holder included in the registration request, and such registration shall not be counted as a registration pursuant to Subsection 1(d)(1), or the Initiating Holders will not bear such expenses and such registration shall be counted as a registration pursuant to Subsection 1(d)(1).



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                 (f)      Registration Procedures.  In the case of each
registration, qualification, or compliance effected by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiating of each registration, qualification, and compliance and as to the completion thereof. At its expense the Company shall:

                          (1)     Keep such registration statement effective
until the Holders have completed the distribution described in the registration statement but for not more than one hundred twenty (120) days (or, if the registration is underwritten, ninety (90) days).

                          (2)     Furnish such number of prospectuses
(including preliminary prospectuses) and other documents incident to the registration as a Holder from time to time may reasonably request.

                          (3)     At the time when any registration statement
becomes effective, and at the time when any post-effective amendment becomes effective, furnish to the Holders registering securities, an opinion of counsel satisfactory to the Holders to the effect that:

                                  A.       To the best of Counsel's knowledge,
no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

                                  B.       The registration statement and the
prospectus, and each amendment or supplement to the Registration Statement, as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission.

                                  C.       Counsel has no reason to believe
that the registration statement, the prospectus, or any amendment or supplement thereto, contained any untrue statement of material fact or omitted to state a material fact necessary to make the statements in the documents not misleading.

                                  D.       The descriptions in the registration
statement, the prospectus and any amendment or supplement, of statutes, legal and government proceedings, and contracts and other documents are accurate and fairly present the information required to be shown, and include all required statutes, proceedings, contracts, and documents.

                          (4)     Notify each Holder of Registrable Securities,
at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of any such Holder, the Company will prepare a supplement or


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
amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

                          (5)     Cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system.

                          (6)     Provide a transfer agent and registrar for
all such Registrable Securities not later than the effective date of such registration statement.

                          (7)     Obtain a cold comfort letter from the
Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders may reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

                 (g)      Indemnification.

                          (1)     Company's Obligation to Indemnify.

                                  A.       Generally.  With respect to any
registration, qualification, or compliance which has been effected pursuant to this Agreement, the Company shall indemnify each Holder, its officers, directors, and partners and each person controlling such Holder, each legal counsel, and each underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue or alleged untrue statement of, or omission or alleged omission of a material fact contained in, or required to be stated in, any registration statement, including any preliminary or final prospectus, offering circular or other document incident to any such registration, qualification, or compliance. The Company shall further indemnify them against any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act or any applicable state securities law in connection with any such registration, qualification, or compliance.

                                  B.       Reimbursement.  The Company shall
promptly reimburse each such Holder, and each of its officers, directors, partners, and controlling persons, each legal counsel and each such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability, or action.

                                  C.       Limits of Obligation.  The Company
shall not be liable in any such case to the extent that any claim, loss, damage, liability, or expense arises out of any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement, including any preliminary or final prospectus, offering circular or other document, is based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter, and which is stated to be specifically for use therein.


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                                  D.       Survival of Obligation.  The
obligations of the Company under this Section 1(g) shall survive the redemption and conversion, if any, of the Preferred Stock, the completions of the offerings of Registrable Securities under the registration statements, and otherwise.

                          (2)     Holder's Obligation to Indemnify.

                                  A.       Generally.  If Registrable
Securities held by any Holder are included in the securities as to which the registration, qualification, or compliance is being effected, each such Holder shall indemnify the Company, each of its officers and directors, each legal counsel and independent accountant of the Company, each underwriter of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Act and each other such Holder, each of its officers, directors and partners, each person controlling such Holder, and each legal counsel against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue or alleged untrue statement of, or omission or alleged omission of a material fact contained in, or required to be stated in, any registration statement, including any preliminary or final prospectus, offering circular, or other document.

                                  B.       Reimbursement.  Furthermore, each
such Holder shall promptly reimburse the Company, such Holders, underwriters, legal counsel and independent accountants and all of their respective officers, directors, partners, and controlling persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability, or action.


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                                  C.       Limits of Obligation.  In any case,
(i) any Holder's obligation under this Subsection 1(g)(2) shall extend only so far as the untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, including any preliminary or final prospectus, offering circular, or other document in reliance upon written information furnished to the Company by an instrument duly executed by such Holder and which is stated to be specifically for use therein; and (ii) any Holder's liability under this Section 1(g)(2) shall not exceed the amount of proceeds to the Holder from the sale of its Registrable Securities in that offering.

                                  D.       Survival of Obligation.  The
obligations of the Holders under this Section 1(g) shall survive the completions of the offerings of Registrable Securities under the registration statements and otherwise.

                          (3)     Indemnifying Party May Assume Defense.

                                  A.       Generally.  Each party entitled to
indemnification under this Section 1(g) (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. Unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist with respect to such claim, the Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any resulting litigation; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense. Failure by the Indemnified Party to provide such written notice shall not relieve the Indemnifying Party from its obligation under this Section 1(g).



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
                                  B.       Settlement Approval, Release
Required. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation. Furthermore, the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement.

                          (4)     Contribution.

                                  A.       If recovery is not available under
the foregoing indemnification provisions of this section for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for liabilities and expenses, except to the extent that contribution is not permitted under the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the party who supplied or failed to supply the information as to which the claim is asserted, the opportunity to correct and prevent any statement or omission, and any other equivalent considerations appropriate under the circumstances; provided that in no event will any Holder be required to contribute an amount in excess of the proceeds to the Holder from the sale of its Registrable Securities included in that offering. The Company and the Holders agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocations.

                 (h) Information by Holder. The Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding the Holders and the distribution proposed by the Holders, as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

                 (i) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees that at all times after 90 days after the effective date of the first registration statement filed by the Company for a public offering of its securities the Company shall:

                          (1)     Make and keep public information available,
as  those terms are understood and defined in Rule 144 under the Securities
Act.

                          (2)     Use its best efforts to file with the
Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                          (3)     So long as a Holder owns any Registrable
Securities, furnish to such Holder upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents so filed by the Company as such person may reasonably request in availing itself of any rule or regulation of the Commission allowing that person to sell any such securities without registration.

                 (j) Transfer of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Section may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who (1) is a partner, shareholder, affiliate, equity holder or officer of the transferor Holder; or (2) after such assignment or transfer, holds at least 125,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within ten (10) business days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

                 (k) Limitations on Subsequent Registration Rights. From and after the date hereof, the Company will not, without the prior written consent of Holders of at least 75% of the voting power of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company providing for registration rights more favorable than those granted to the Holders hereunder or which allows such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Sections 1(c) or 1(d) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not diminish the amount of Registrable Securities which are included.

                 (l) Termination of Registration Rights. The registration rights granted pursuant to this Section 1 shall terminate with respect to any particular Registrable Securities upon the later to occur of: (i) ten (10) years after the closing of the Company's initial public offering; or (ii) the date on which all of such Registrable Securities may be resold pursuant to the provisions of Rule 144(k) of the Commission.

                 (m) Lock-Up. Upon the request of the Company or any underwriter's representative in connection with the public offering of the Company's Common Stock pursuant to registration statements filed with, and declared effective by, the Commission under the Securities Act, the Holders agree not to sell or otherwise transfer any securities of the Company for a period of 90 days following the effective date of the applicable registration statements.

2.       MISCELLANEOUS

                 (a) Survival of Covenants; Successors and Assigns. All covenants, agreements, representations and warranties made by the parties in this Agreement shall survive the closing of the transactions contemplated by this Agreement. All such covenants, agreements, representations and warranties will inure to the benefit of, and be binding upon, any successors, assigns, heirs, transferees, executors, and administrators of the parties hereto.

                 (b) Assignability of Rights. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the written consent of Holders of 75% of the voting power of the then outstanding Registrable Securities.

                 (c) Communications and Notices. Except as otherwise provided for in this Agreement, all communications and notices provided for in this Agreement shall be in writing and will be given by telegram, facsimile (with delivery confirmed by the party giving notice), express courier holding itself out as able to make delivery within one business day of receipt, hand delivery receipted by the addressee, or by mail (postage-paid, certified mail, return receipt requested) to such address and for such attention, as any party may from time to time designate by notice in writing to the Company or to the Holders, as the case may be. Notice will be effective one business day after delivery to a telegraph company or express courier, three business days after deposit in the U.S. Mail as provided above, or upon receipt if hand-delivered or facsimile-delivered, as the case may be.

                 (d) Law Governing. This Agreement shall be governed by the Laws of the State of Colorado in all respects, as such laws are applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

                 (e) Subsequent Instruments and Acts. The parties agree that they will execute any further instruments and perform any acts that may become necessary to carry out this Agreement.

                 (f) Severability. If any term, provision, covenant, or condition of this Agreement, or its application to any person or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such term, provision, covenant, or condition as applied to other persons or circumstances shall remain in full force and effect.

                 (g)      Entire Agreement; Amendments.

                          (1)     This Agreement and the other documents and
agreements delivered pursuant hereto constitute the full and entire agreement and understanding among the parties with regard to the subjects hereof and thereof.

                          (2)     This Agreement may not be amended orally.
Amendment to this Agreement, or of any supplement, and of the rights and obligations of the Company and of the Holders, may be made with the consent of the Company and the affirmative vote or written consent of the holders of not less than 75% of the voting power of the Registrable Securities then outstanding; provided that (i) no such amendment shall alter the provisions of this Agreement so as to reduce the percentage of Registrable Securities which is required to consent to any such amendment, without the vote or consent of the Holders of all of the then outstanding Registrable Securities and (ii) no such amendment shall adversely affect the rights of some, but not all, holders of Registrable Securities.

                 (h) Delays, Omissions, and Waivers. No delay or omission to exercise any right, power or remedy (with the exception of a delay by an Indemnified Party in providing notice to the Indemnifying Party pursuant to
Section 1(g)(3) hereof) accruing to the Company or any Holder, upon any breach or default of any party hereto under this Agreement, will impair any such right, power or remedy of the Company or such Holder nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, nor will any similar breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or any Holder of any breach or default under this Agreement or any waiver on the part of the Company or any Holder of any provisions or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing. No waiver by the Holders of any provision of this Agreement will be effective without a written consent signed by Holders of at least 75% of the voting power of the then outstanding Registrable Securities.

                 (i)      Authorization.  Each of the undersigned
representatives of the parties warrants and represents that he is duly authorized to execute this Agreement on behalf of the respective party for which he signs, that the organization on whose behalf he signs is currently in good standing in the jurisdiction where organized.

                 (j) Gender. Throughout this Agreement, as the context may require, the masculine gender includes the feminine and neuter, and the neuter gender includes the masculine and feminine.

                 (k) Headings. The headings of the Sections and Subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

                 (l) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 (m) Remedies. No remedy herein conferred upon the parties hereto is intended to be exclusive of any other remedy herein or provided by law, but each shall be cumulative and shall be in addition to every other remedy set forth in this Agreement or existing at law, in equity, or by statute. The parties specifically acknowledge that under certain circumstances the parties may be entitled to specific performance and/or injunctive relief where without such remedies the damage to the injured parties may be irreparable and money damages inadequate. Moreover, in any suit between or among the parties hereto for such breach of the provisions hereof, the prevailing party in such suit shall be entitled to receive from the breaching party, reasonable attorneys' fees and disbursements incurred in the prosecution of such suit.

                                           Registration Agreement Signature Page


                                        IN WITNESS WHEREOF, the parties hereto
have caused this Agreement to be executed as of the day and year first written above.


        THE COMPANY:                 SCC COMMUNICATIONS CORP.,
                                     a Delaware corporation


                                     By: /s/ GEORGE K. HEINRICHS
                                        ----------------------------------------
                                            George K. Heinrichs, President


        THE HOLDERS:                 THE HILL PARTNERSHIP III,
                                     A LIMITED PARTNERSHIP

                                     By:    Hill, Carman Ventures,
                                                  Its General Partner


                                     By: /s/ JOHN HILL
                                        ----------------------------------------
                                            General Partner


                                     AMERITECH DEVELOPMENT CORP.


                                     By: /s/ THOMAS TOUTON
                                        ----------------------------------------
                                     Its: VICE PRESIDENT, VENTURE CAPITALIST
                                        ----------------------------------------


                                     BOSTON CAPITAL VENTURES LIMITED
                                     PARTNERSHIP

                                     By:    BC&V Limited Partnership,
                                            Its General Partner

                                     By:    Boston Capital Partners,
                                            Its General Partner


                                     By: /s/
                                        ----------------------------------------
                                            General Partner

                                           Registration Agreement Signature Page


                                     BOSTON CAPITAL VENTURES II LIMITED
                                     PARTNERSHIP

                                     By:    Boston Capital Partners II
                                            Its General Partner


                                     By:    /s/
                                        ----------------------------------------
                                            General Partner

                                     BUSINESS DEVELOPMENT PARTNERS, L.P.

                                     By:    BD Partners, Its General Partner


                                     By:    /s/
                                        ----------------------------------------
                                            General Partner

                                     BOSTON CAPITAL VENTURES III LIMITED
                                     PARTNERSHIP

                                     By:    Boston Capital Partners III
                                            Its General Partner


                                     By:    /s/
                                        ----------------------------------------
                                            General Partner